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PAYDEN & RYGEL INVESTMENT GROUP

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2000

UNDER THE SECTION ENTITLED "HOW TO REDEEM SHARES" (PROSPECTUS, PAGE 36), A NEW SUB-SECTION ENTITLED "REDEMPTION FEE" IS ADDED AT THE END OF THE SECTION AS
FOLLOWS:

        "REDEMPTION FEE: EFFECTIVE SEPTEMBER 15, 2000, YOU WILL BE CHARGED A REDEMPTION FEE EQUAL TO 1% OF THE VALUE OF THE SHARES BEING REDEEMED, IF YOU REDEEM SHARES OF THE HIGH INCOME FUND, GROWTH & INCOME FUND, MARKET RETURN FUND, U.S. GROWTH LEADERS FUND, SMALL CAP LEADERS FUND, EMERGING MARKETS BOND FUND, EUROPEAN GROWTH & INCOME FUND, OR EUROPEAN AGGRESSIVE GROWTH FUND WITHIN 60 DAYS OF PURCHASE OF THE SHARES. REDEMPTIONS ARE ON A FIRST-IN, FIRST-OUT BASIS. THE REDEMPTION FEE DOES NOT APPLY TO SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS."

             THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JULY 1, 2000